UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

PRINCE MEXICO & SOUTH AMERICA, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-54499	01-0961505
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

López Cotilla No. 829
Int. 1 Col. Americana C.P. 44160
Guadalajara, JAL, Mexico

Registrant’s telephone number, including area code:	(+52) (33) 3827-0727

Eurasia Design, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Copies of Communications to:
Lic. Laura Belen Flores Valparaiso 2436, Col. Providencia Guadalajara, Jalisco, Mexico Phone: +52 (33) 3631 5289

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, any perceived benefits as the result of the Share Exchange Agreement referenced herein, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

This Current Report includes statements regarding our plans, goals, strategies, intent, beliefs or current expectations. These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished. These forward-looking statements can be identified by the use of terms and phrases such as “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” “could,” “should,” etc.). Items contemplating or making assumptions about actual or potential future sales, subscriptions, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Although forward-looking statements in this report reflect the good faith judgment of management, forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the Securities and Exchange Commission (“SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 6, 2012, the Registrant entered into and closed a Securities Exchange Agreement (“Agreement”) by and between the Registrant; Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation (“Prince México”); Mr. Duncan A. Forbes Mol. III (“Forbes”), a holder of the majority of the Registrant’s common stock; and the security holders of Prince México (“Prince Security Holders”), all of whom collectively own a majority of Prince México’s issued and outstanding common stock.

Pursuant to the terms of the Agreement, the Registrant issued 1,800,000 shares of its unregistered common stock in exchange for 100% of Prince México’s issued and outstanding common stock and obtained cancellation of a total of 3,783,300 shares of common stock, held by Mr. Forbes.  The total issued and outstanding common stock of the Registrant, post-closing, and upon cancellation of the shares herein referenced, and the issuance of shares to Prince México, will be 6,016,700.

As a result of the closing of the Agreement, the Registrant’s main focus has been redirected to the operations of Prince México.  The Registrant now owns all of the assets, liabilities and operations of Prince México, which has the exclusive rights to sell Prince Sports, Inc. (“Prince USA”) brand name products in Mexico, Central America and South America.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As disclosed in Item 1.01, above, on July 6, 2012, the Registrant entered into a Share Exchange Agreement with Prince México.

FORM 10 DISCLOSURE

We are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the current operations acquired through the closing of the Acquisition Agreement and Plan of Merger, as discussed above.

DESCRIPTION OF BUSINESS

As a result of the closing of the Share Exchange Agreement, the Registrant has assumed the assets and operations of Prince México, which has the exclusive rights to sell Prince USA brand name products in Mexico, Central America and South America.  The information set forth herein is only a summary of our business plans.

BUSINESS DEVELOPMENT AND SUMMARY

Eurasia Design, Inc. was incorporated in the State of Nevada on May 6, 2010.  We previously sold furniture and accessories.

We entered into and closed a Share Exchange Agreement on July 6, 2012, by and between Eurasia Design, Inc.; Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation (“Prince México”); Mr. Duncan A. Forbes Mol. III, a holder of the majority of Eurasia Design’s common stock; and the Prince Security Holders, all of whom collectively own a majority of Prince México’s issued and outstanding common stock.  In accordance with the terms of the Agreement, we acquired all of the outstanding common stock of Prince México in exchange for 1,800,000 shares of our common stock.  Pursuant to the Agreement, we now own all of the assets, liabilities and operations of Prince México, which has the exclusive rights to sell Prince Sports, Inc. (“Prince USA”) brand name products in Mexico, Central America and South America.

Linea Deportiva Prince México, S.A. de C.V. was formed on April 25, 2008 in Guadalajara, Jalisco, Mexico.  On April 15, 2008, Prince México entered into a Distribution Agreement with Prince USA, which provides Prince México the exclusive rights to sell Prince USA brand name products in Mexico, Central America and South America.  The Distribution Agreement is in effect from April 15, 2008 through December 31, 2012 and is subject to minimum purchase and advertising budget requirements.

On July 6, 2012, the Registrant amended its articles of incorporation to change its name from Eurasia Design, Inc. to Prince Mexico & South America, Inc.  The actions were approved on July 6, 2012, by the consent of the majority stockholders, who represent 62.5% of the issued and outstanding common stock of the Registrant.

Our administrative office is located at López Cotilla No. 829, Int. 1 Col. Americana C.P. 44160, Guadalajara, JAL, Mexico.

Our fiscal year end is May 31.

BUSINESS OF PRINCE MÉXICO

Principal Products and Principal Markets

Pursuant to the April 15, 2008 Distribution Agreement with Prince USA, Prince México was granted the exclusive rights to sell Prince USA brand name products in Mexico, Central America and South America.  We sell our products primarily through our website (http://www.princemexico.com.mx/) and to sporting goods retailers.

Prince USA was born in 1970 with the invention by Bob McClure of the “Little Prince,” the first ball machine for home court use.  Prince USA has proven itself to be an industry leader in the innovation and manufacturing of performance racquet sports products.  Prince USA has continually revolutionized the game with introductions of cutting-edge racquet technologies: beginning in 1976 with the Prince Classic, the first “oversize” tennis racquet; the “Longbody” in 1995; and most recently with O3 Speedport in 2007 and the EXO3 in 2009.  Prince USA is committed to continually delivering top-quality products in all categories – outfitting players with the very best in footwear, apparel, strings, balls, accessories, and more.

Prince USA manufactures technologies in racquets, string, footwear, accessories and apparel across five sporting goods lines: tennis, squash, racquetball, golf and paddle sports.  Prince México is solely a distribution company and does not research, develop, manufacture or design any products.  Through our Distribution Agreement with Prince USA, we possess the exclusive rights to distribute the following Prince USA brand products in Latin America:

The Prince line of products encompasses racquets, footwear, balls, strings, grips, bags, stringing and calibration machines and other accessories for the tennis and squash players through every range of abilities.

Prince Golf manufactures a wide range of products including clubs, bags and golf-related accessories.

Viking Athletics covers four main paddle sports: platform tennis, paddle tennis, paddleball and padel.  Platform tennis is played primarily in the winter months, outdoors, on a court that is one-quarter the size of a standard tennis court and surrounded by a twelve-foot high screen.  Paddle tennis utilizes a court one-third the size of a tennis court and an unpressurized tennis ball.  Paddleball in simplistic terms is handball with a paddle.  Padel, the largest of the paddle sports, is primarily played in South America, Spain, and Portugal.

Ektelon is Prince USA’s squash sports division, which manufactures racquets, footwear, gloves, eyewear and other accessories for squash and handball.  Many of Prince USA’s advances in the sport of tennis have been cross-leveraged to Ektelon’s products.

Manufacturing

We hold an exclusive license to distribute Prince USA brand name products in Mexico, Central America and South America.  We are not a manufacturing company and all of the products we sell are manufactured by Prince USA.

Marketing

We are primarily reliant upon the continued efforts of Prince USA to promote existing products, introduce new technologies into the marketplace and to train and educate players of all ages.  To complement its marketing strategies, Prince USA cultivates the endorsement and promotion of products among athletes.  These endorsements emphasize technical performance and increase brand awareness.  The Prince USA philosophy is about building a team of players who want to be involved with the Prince USA brand and who are active and contributing members of the Prince Team.  From product play-testing and validation to marketing and trend forecasting, Prince USA sponsored athletes at all levels perform an important role in the overall company strategy.

There are few players on the tour today that did not play Prince USA at one time or another in their career.  From Andre Agassi, Monica Seles, Andy Roddick, Patrick Rafter and Michael Chang to current Prince USA Pros John Isner, Gael Monfils, Daniela Hantuchova, and Sam Querrey.  Whether racquets, footwear, apparel or string, players continue to look to Prince USA as their brand of choice in order to gain an advantage on the court.

We use marketing strategies directed at retailers, as well as the final end-user of our products, to increase demand. Our marketing strategy for retailers is aimed at educating them on the technical features of our products. We hold clinics for retailers and sales people to inform them about our various product lines.  In addition, to create consumer interest, we use product promotions and point of sale advertising with sporting goods retailers.

Significant Customers

We sell our products to specialty sporting goods stores, chain stores and department stores throughout Mexico.  Our largest customers include Sears, Liverpool, Marti and Walmart.

The payment terms that we offer to customers in our business areas are consistent with the terms offered by other participants in the market.  Generally payment terms are between 60 and 90 days. However, in limited cases, such as when we deliver products early or in connection with certain sales campaigns, we may grant terms over 90 days.

Industry Background and Competition

The sporting goods industry is highly competitive.  We compete primarily on the basis of technology, performance, brand recognition, quality and price.  We compete with numerous international and national companies that manufacture and distribute sporting goods and related equipment.

Our products compete, generally, against brands manufactured by other large companies:

1.

The principal competitors of the racquet sports divisions are Wilson Sporting Goods Co., which is owned by Amer Group Plc, Head N.V., as well as Babolat, Dunlop Slazenger International and Head N.V.

2.

The golf club markets in which we competes are served by TaylorMade, Ping, Acushnet (Titleist brand), Puma (Cobra brand), SRI Sports Limited (Cleveland and Srixon brands), Mizuno, Bridgestone and Nike.

We compete against a number of large, established competitors.  As such, our competitive position is unfavorable in the general marketplace.  Unless we implement our planned operations and begin to generate revenues, we will not be able to maintain our operations.  Significantly, all of our current and potential traditional competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than we do.  Our competitors may be able to secure relationships with vendors and customers on more favorable terms, process transactions more efficiently and adopt more aggressive pricing policies than we can.  Many of these current and potential competitors can devote substantially more resources to systems development and marketing than we can.  In addition, larger, more well-established and financed entities may acquire, invest in or form joint ventures with competitors.

Seasonality

Virtually all of the products we sell are shipped during a specific part of the year.  As a result, we experience highly seasonal revenue streams.  Following industry practice, we begin to receive orders from customers from January through March, during which time we book approximately three quarters of our orders for the year.  We will typically begin fulfillment of our orders in April and May, with the peak shipping period occurring in May and June. At this time, we will begin to receive re-orders from customers, which constitute the remaining quarter of our yearly orders.  This re-orders inflow may last, depending on the course of weather into the third quarter of each fiscal year.

Patents and Trademarks

Through our Distribution Agreement with Prince USA, we have the right to utilize major trademarks registered by Prince USA throughout the world.  Significant trademarks include Prince, Viking, Ekelton, and various derivations thereof.  We believe that these trademarks are important in identifying our company as an exclusive, licensed distributor of Prince USA products.  As such, we these trademarks are often incorporated prominently in our advertising and marketing efforts.  We do not own any of these trademarks, but rather license these names pursuant to our Distribution Agreement with Prince USA.

Number of total employees and number of full time employees

As of July 6, 2012, we employed 12 persons.  We consider our relationship with employees to be good.

Reports to Security Holders

1.

We will furnish shareholders with annual financial reports certified by our independent registered public accountants.

2.

We are a reporting issuer with the Securities and Exchange Commission.  We file periodic reports, which are required in accordance with Section 15(d) of the Securities Act of 1933, with the Securities and Exchange Commission to maintain the fully reporting status.

3.

The public may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Our SEC filings will be available on the SEC Internet site, located at http://www.sec.gov.

RISK FACTORS

If we are unable to obtain additional capital, we may be unable to proceed with our long-term business plan, and we may be forced to curtail or cease our operations.

Our long-term business objective includes geographically increasing our sales capacities and expanding our presence in the markets we currently serve.  In order to pursue these objectives, we believe we will require additional capital financing.  Our working capital requirements and the cash flow provided by future operating activities, if any, will vary greatly from quarter to quarter, depending on the volume of business during the period and payment terms with our customers.  We may not be able to obtain adequate levels of additional financing, whether through equity financing, debt financing or other sources.  Additional financings could result in significant dilution to our earnings per share or the issuance of securities with rights superior to our current outstanding securities.  In addition, we may grant registration rights to investors purchasing our equity or debt securities in the future.  If we are unable to raise additional financing, we may be unable to implement our long-term business plan, develop or enhance our products, take advantage of future opportunities or respond to competitive pressures on a timely basis, if at all.  In addition, a lack of additional financing could force us to substantially curtail or cease operations.

Pressures from competitors with more resources may limit our market share, profitability, and growth.

We face aggressive competition from numerous and varied competitors in all of our markets, making it difficult to maintain market share, remain profitable, and grow.  Even if we are able to maintain or increase our market share for a particular product line, revenue or profitability could decline due to pricing pressures, increased competition from other types of products, or because the product is in a maturing industry.

Our competitors may be able to more quickly develop or adapt to new or emerging technologies, better respond to changes in customer requirements or preferences, or devote greater resources to the development, promotion, and sale of their products.  Some of our competitors have, in relation to us, longer operating histories, larger customer bases, longer standing relationships with customers, greater name recognition, and significantly greater financial, technical, marketing, customer service, public relations, distribution, or other resources.  Some of our competitors are also significantly larger than us and some of these companies have increased their presence in our markets in recent years through internal development, partnerships, and acquisitions.  To the extent we cannot compete effectively, our market share and, therefore, results of operations, could be materially adversely affected.

Because price and related terms are key considerations for many of our customers, we may have to accept less-favorable payment terms, lower the prices of our products and services, and/or reduce our cost structure, including reducing headcount, in order to remain competitive. Certain of our competitors have become increasingly aggressive in their pricing strategy, particularly in markets where they are trying to establish a foothold. If we are forced to take these kinds of actions to maintain market share, our revenue and profitability may suffer or we may adversely impact our longer-term ability to execute or compete.

Economic conditions, weather and other factors beyond our control have caused and could continue to cause a decline in demand for our products.

We and the sporting goods industry in general are dependent on the economies in which we sell our products, and in particular on levels of consumer spending.  Economic conditions affect not only the ultimate consumer, but also retailers, our primary direct customers.  As a result, our results may be adversely affected by downward trends in the economies in which we sell our products.  Adverse weather also can cause a significant decline in our sales, for instance prolonged winter conditions could reduce revenues for our tennis and golf products and negatively impacted our operating results.  In addition, the occurrence of events that adversely affect economies or international tourism, such as terrorism or regional instability, continue to adversely affect leisure travel and related discretionary consumer spending, which can have a particularly negative impact on our diving business.

If our Distribution Agreement with Prince USA expires without renewal or is terminated for any reason, we may be forced to cease operations.

In connection with the July 6, 2012 Share Exchange Agreement, we acquired the exclusive right to distribute Prince USA sports products in Mexico, Central America and South America.  We are significantly reliant upon the Distribution Agreement with Prince USA for access to all the products we sell.  If we lose or are unable to maintain this Distribution Agreement, we will not have any products to sell and will be required to find new manufacturers or distributors with which to partner.  The loss of the Prince USA Distribution Agreement is expected to have a material adverse effect on our business, results of operations and financial condition.

Shifts in currency exchange rates may adversely affect our results of operations.

We operate in a multi-currency environment in which a portion of our revenues and expenses are denominated in currencies other than the US Dollar.  Significantly all of our revenues were denominated in Mexican Dollars during the years 2011 and 2012.  As a result, we are subject to currency translation risk and, to a lesser extent, currency transaction risk.  Currency translation risk arises because we measure and record the financial condition and results of operations of each of our subsidiaries in their functional currency and then translate these amounts into our reporting currency, the US Dollar.  We incur transaction risk when one of our subsidiaries enters into a transaction using a currency other than its functional currency, although we reduce this risk by seeking, when possible, to match our revenues and costs in each currency.  Accordingly, shifts in currency exchange rates may adversely affect our results of operations.

We are dependent, in part, on the performance of Prince USA, which may cause delays in filling orders, affect the quality of some products or affect our brand image.

As a result of our Distribution Agreement with Prince USA, all of our products are manufactured and supplied to us by Prince USA.  As a result, we are significantly dependent upon, and could be materially affected by, the operations, advertising and manufacturing capabilities of Prince USA.  We are dependent on the performance of Prince USA to deliver quality products in a timely manner and to continue to research and develop innovative commercial products.  Although these factors have not had an adverse impact on our operations to date, we cannot assure you that they will not affect quality control, orders and shipments, or our brand image.  In the event Prince USA experiences manufacturing delays or other factor that inhibits their ability to fulfill our orders, our cost of sales may be adversely affected, which would negatively impact our results of operations.

If we are unable to predict or effectively react to changes in consumer demand, we may lose customers and our sales may decline.

Our success depends in part on our ability to anticipate and respond in a timely manner to changing consumer demand and preferences regarding sporting goods.  We often make commitments to purchase products from Prince USA months in advance of the proposed delivery.  If we misjudge the market for our merchandise our sales may decline significantly. We may overstock unpopular products and be forced to take significant inventory markdowns or miss opportunities for other products, both of which could have a negative impact on our profitability.  Conversely, shortages of items that prove popular could reduce our net sales.  In addition, a major shift in consumer demand away from sporting goods or sport apparel could also have a material adverse effect on our business, results of operations and financial condition.

Unauthorized disclosure of sensitive or confidential customer information could harm the Company’s business and standing with our customers.

The protection of our customer, employee and Company data is critical to us.  We rely on commercially available systems, software, tools and monitoring to provide security for processing, transmission and storage of confidential customer information, such as payment card and personal information.  Despite the security measures we have in place, its facilities and systems, and those of its third-party service providers, may be vulnerable to security breaches, acts of vandalism, computer viruses, misplaced or lost data, programming or human errors, or other similar events.  Any security breach involving the misappropriation, loss or other unauthorized disclosure of confidential information, whether by us or our vendors, could damage our reputation, expose us to risk of litigation and liability, disrupt our operations and harm our business.

Because our common stock is deemed a low-priced “Penny” stock, an investment in our common stock should be considered high risk and subject to marketability restrictions.

Since our common stock is currently under $5 per share, it is considered a penny stock, as defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to:

1.

Deliver to the customer, and obtain a written receipt for, a disclosure document;

2.

Disclose certain price information about the stock;

3.

Disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer;

4.

Send monthly statements to customers with market and price information about the penny stock; and

5.

In some circumstances, approve the purchaser’s account under certain standards and deliver written statements to the customer with information specified in the rules.

Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

FINRA sales practice requirements may also limit a stockholder's ability to buy and sell our stock.

In addition to the “penny stock” rules described above, the Financial Industry Regulatory Authority (FINRA) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

If we fail to remain current on our reporting requirements, we could be removed from the OTC Markets QB (OTCQB), which would limit the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

Companies trading on the OTC Markets QB (OTCQB), such as us, generally must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTCQB.  More specifically, FINRA has enacted Rule 6530, which determines eligibility of issuers quoted on the OTCQB by requiring an issuer to be current in its filings with the Commission.  Pursuant to Rule 6530(e), if we file our reports late with the Commission three times in a two-year period or our securities are removed from the OTCQB for failure to timely file twice in a two-year period, then we will be ineligible for quotation on the OTCQB.  As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.  As of the date of this filing, we have one late filing reported by FINRA.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of Prince México; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of Prince México are being made only in accordance with authorizations of management and directors of Prince México, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Prince México’s assets that could have a material effect on the financial statements.

We have only one individual performing the functions of all officers and directors.  This individual developed our internal control procedures and is responsible for monitoring and ensuring compliance with those procedures.  As a result, our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.  Investors relying upon this misinformation may make an uninformed investment decision.

We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies.”  These exemptions include

1.

Not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act;

2.

Reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and

3.

Exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions.  If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We are choosing to take advantage of the extended transition period for complying with new or revised accounting standards.  As a result, our financial statements may not be comparable to those of companies that comply with public company effective dates.

We will remain an “emerging growth company” for up to five years.  However, we would cease to qualify as an emerging growth company if we:

1.

Generate annual gross revenues of $1.0 billion or more in a fiscal year;

2.

Issue, during the previous three-year period, more than $1.0 billion in non-convertible debt; or

Become a “large accelerated filer,” defined by the SEC as a company with a word-wide public float of its common equity of $700 million or more.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We were originally incorporated in the State of Nevada on May 6, 2010, under the name “Eurasia Design, Inc.”

Pursuant to the July 6, 2012 Share Exchange Agreement, we own all of the assets, liabilities and operations of Prince México, which has the exclusive rights to sell Prince Sports, Inc. (“Prince USA”) brand name products in Mexico, Central America and South America.  Prince México entered into a Distribution Agreement with Prince USA, which distribution agreement is in effect from April 15, 2008 through December 31, 2012 and is subject to minimum purchase and advertising budget requirements.

Our administrative office is located at López Cotilla No. 829, Int. 1 Col. Americana C.P. 44160, Guadalajara, JAL, Mexico.

Plan of Operation

Prince México currently is sells its products online and to various retail outlets in Mexico.  The short term plan is to increase our retail exposure by further expanding into larger stores like Walmart throughout Mexico and Latin America.  Prominent stores like Walmart will not purchase products unless their delivery can be guaranteed.  Large purchase orders by Prince México from Prince USA would need to be completed, prior to any agreements, to satisfy the volume in orders.  We expect to achieve this goal within the next six to nine months of operations.

Our longer term goal is to expand into Latin America.  To accomplish this objective, we will require additional financing in the range of $500,000 to $750,000, for which we currently have no commitments or agreements with underwriters.  We anticipate that within nine to twelve months of obtaining this financing, we will be able to expand our presence in these geographic regions.

Off Balance Sheet Arrangements

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

Seasonality

Our operating results and operating cash flows historically have not been subject to seasonal variations. This pattern may change, however, as a result of new market opportunities or new product introduction.

Emerging Growth Company

The JOBS Act provides that, so long as a company qualifies as an “emerging growth company,” it will, among other things:

1.

Be exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that its independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting;

2.

Be exempt from the “say on pay” and “say on golden parachute” advisory vote requirements of the Dodd-Frank Wall Street Reform and Customer Protection Act (the “Dodd-Frank Act”), and certain disclosure requirements of the Dodd-Frank Act relating to compensation of its chief executive officer and be permitted to omit the detailed compensation discussion and analysis from proxy statements and reports filed under the Securities Exchange Act of 1934; and

3.

Instead provide a reduced level of disclosure concerning executive compensation and be exempt from any rules that may be adopted by the Public Company Accounting Oversight Board requiring mandatory audit firm rotations or a supplement to the auditor’s report on the financial statements.

It should be noted that notwithstanding our status as an emerging growth company, we would be eligible for these exemptions as a result of our status as a “smaller reporting company” as defined by the Securities Exchange Act of 1934.

Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards.  An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies.  We have elected to take advantage of the extended transition period for complying with new or revised accounting standards.  As a result, our financial statements may not be comparable to those of companies that comply with public company effective dates.

PROPERTIES

We use warehouse space at López Cotilla No. 829, Int. 1 Col. Americana C.P. 44160, Guadalajara, Jalisco, Mexico.  We lease this 1,937 square foot warehouse from Ing. Lorenzo Gomez Fregoso at a rate of MEX$19,500 per month for a lease term of six months, which was effective on January 1, 2012.  There are currently no proposed programs for the renovation, improvement or development of the facilities we currently use.  We expect to renew our lease upon expiration.

Our management does not currently have policies regarding the acquisition or sale of real estate assets primarily for possible capital gain or primarily for income.  We do not presently hold any investments or interests in real estate, investments in real estate mortgages or securities of or interests in persons primarily engaged in real estate activities.

LEGAL PROCEEDINGS

No Director, officer, significant employee, or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.

No Director, officer, significant employee, or consultant has been permanently or temporarily enjoined, barred, suspended, or otherwise limited from involvement in any type of business, securities or banking activity.

No Director, officer, significant employee, or consultant has been convicted of violating a federal or state securities or commodities law.

We are not a party to any pending legal proceedings.

No director, officer, significant employee or consultant has had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 6, 2012, after the consummation of the Securities Exchange Agreement between Prince México and ERSD, with respect to the beneficial ownership of our common stock by all persons known by us to be beneficial owners of more than 5% of any such outstanding classes, and by each director and executive officer, and by all officers and directors as a group.  Unless otherwise specified, the named beneficial owner has, to our knowledge, either sole or majority voting and investment power.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares(1)	Amount of Beneficial Ownership(2)	Percent of Class

Common	Duncan A. Forbes, Mol. III President, Secretary, Treasurer and Director	1,516,700	25.21%

	All Directors and Officers as a group (1 person)	1,516,700	25.21%

Common	Fred Adams	900,000	14.96%

Common	Robert Nutall	600,000	9.97%

Notes:

1.

The address for the Officers and Directors of the Company is c/o Linea Deportiva Prince México, S.A. de C.V., López Cotilla No. 829, Int. 1 Col. Americana C.P. 44160, Guadalajara, JAL, Mexico.

2.

As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our Directors are elected by the stockholders to a term of one (1) year and serve until their successors are elected and qualified.  The officers are appointed by the Board of Directors to a term of one (1) year and serves until his/her successor is duly elected and qualified, or until he/she is removed from office.  The Board of Directors has no nominating, auditing, or compensation committees.

The names and ages of our directors and executive officers and their positions are as follows:

Name	Age	Position

Duncan A. Forbes, Mol. III	51	President, Secretary, Treasurer and Director

Duncan A. Forbes, Mol. III, President, Chief Executive Officer and Director:  Mr. Forbes currently serves as President of Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation possessing the exclusive rights to sell “Prince” branded tennis products and accessories in Mexico, Central America and South America.

Family Relationships

None.

Involvement on Certain Material Legal Proceedings During the Last Five Years

No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.

No bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

No director, officer or significant employee has been convicted of violating a federal or state securities or commodities law.

Code of Ethics

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions in that our sole officer and director serves in all the above capacities.

Corporate Governance

Nominating Committee

We do not have a Nominating Committee or Nominating Committee Charter. Our directors perform the functions associated with a Nominating Committee. We have elected not to have a Nominating Committee in that we are a development stage company.

Director Nomination Procedures

Nominees for Directors are identified and suggested by the members of the Board or management using their business networks. The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates and does not intend to in the near future. In selecting a nominee for director, the Board or management considers the following criteria:

1.

Whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to our affairs;

2.

Whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.

Whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to our current or future business, will add specific value as a Board member; and

4.

Whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his service.

The Board or management has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather, the Board or management will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a Director. During 2011, we received no recommendation for Directors from our stockholders.

We will consider for inclusion in our nominations of new Board of Directors nominees proposed by stockholders who have held at least 1% of our outstanding voting securities for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for our consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to our Secretary at the following address: López Cotilla No. 829, Int. 1 Col. Americana C.P. 44160, Guadalajara, JAL, Mexico.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the last completed fiscal years ended December 31, 2011 and 2010 the cash compensation paid by the Company, as well as certain other compensation paid with respect to those years and months, to the Chief Executive Officer and, to the extent applicable, each of the three other most highly compensated executive officers of the Company in all capacities in which they served:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)

John Ferrone	2011	0	0	0	0	0	0	0	0
Former President	2010	0	0	0	0	0	0	0	0

Duncan A. Forbes	2012	0	0	0	0	0	0	0	0
President and CEO

Directors' Compensation

Our directors are not entitled to receive compensation for services rendered to us, or for each meeting attended except for reimbursement of out-of-pocket expenses.  We have no formal or informal arrangements or agreements to compensate our directors for services they provide as a director of our company.

Employment Contracts and Officers' Compensation

Since our incorporation, we have not paid any compensation to our officers, directors and employees.  We do not have employment agreements however will develop agreements with our management team in the near term.  All future compensation to be paid will be determined by our Board of Directors, and an employment agreement will be executed.

Stock Option Plan and Other Long-term Incentive Plan

We currently do not have existing or proposed option/SAR grants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

In May 2010, we issued a total of 5,000,000 shares of restricted common stock to John Ferrone, our sole officer and director in consideration of cash in the amount of $20,000.

On July 6, 2012, we entered into and closed a Securities Exchange Agreement by and between the Company, Prince México, Mr. Duncan A. Forbes Mol. III and the security holders of Prince Security Holders, all of whom collectively own a majority of Prince México’s issued and outstanding common stock.  Pursuant to the terms of the

Agreement, we issued 1,800,000 shares of our unregistered common stock in exchange for 100% of Prince México’s issued and outstanding common stock and obtained cancellation of a total of 3,783,300 shares of common stock held by Mr. Forbes.

Promoters and Certain Control Persons

In connection with the closing of the Agreement, Prince México obtained 30% of the Company by acquiring indirect beneficial control of 1,800,000 shares of common stock.  Messrs. Forbes and Adams have indirect beneficial control over the 1,800,000 shares held directly by Prince México.  Prince México intends to distribute the 1,800,000 shares to its shareholders, of which Mr. Forbes will receive 900,000 shares and Mr. Adams will receive 900,000 shares.  After the closing of the Agreement, Mr. Forbes owns an aggregate of 1,516,700 shares of common stock (25.21%) of the Company.

Director Independence

We currently do not have any independent directors, as the term “independent” is defined in Section 803A of the NYSE Amex LLC Company Guide.  Since the Over the Counter Bulletin Board (OTCBB), now known as OTCQB, does not have rules regarding director independence, the Board makes its determination as to director independence based on the definition of “independence” as defined under the rules of the New York Stock Exchange (“NYSE”) and American Stock Exchange (“AMEX”).

MARKET FOR REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS MARKET INFORMATION FOR COMMON STOCK

Market information

Our common stock is quoted on the NASD’s OTC Bulletin Board under the trading symbol “ERSD.ob.”  There is currently no market for our common stock.

The shares quoted are not now, but could become subject to the provisions of Section 15(g) and Rule 15g-9 of the Securities Exchange Act of 1934, as amended (the Exchange Act”), commonly referred to as the “penny stock” rule. Section 15(g) sets forth certain requirements for transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

The Commission generally defines penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. Rule 3a51-1 provides that any equity security is considered to be a penny stock unless that security is: registered and traded on a national securities exchange meeting specified criteria set by the Commission; authorized for quotation on The NASDAQ Stock Market; issued by a registered investment company; excluded from the definition on the basis of price (at least $5.00 per share) or the registrant’s net tangible assets; or exempted from the definition by the Commission.  Trading in the shares is subject to additional sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors, generally persons with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse.

For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, the monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks.  Consequently, these rules may restrict the ability of broker dealers to trade and/or maintain a market in the company’s common stock and may affect the ability of shareholders to sell their shares.

Shares Available Under Rule 144

Subsequent to the July 6, 2012 Share Exchange Agreement, we had 6,016,700 shares of common stock outstanding,  In general, under the recently amended Rule 144 which became effective on February 15, 2008 a person, or persons whose shares are aggregated, who owns shares that were purchased from us, or any affiliate, at least six months (subject only to the Rule 144(c) public information requirement until the securities have been held for one year), previously, including a person who may be deemed our affiliate, is entitled to sell within any three month period, a number of shares that does not exceed the greater of:

1.	1% of the then outstanding shares of our common stock; or

2.	The average weekly trading volume of our common stock during the four calendar weeks preceding the date on which notice of the sale is filed with the Securities and Exchange Commission.

Sales under Rule 144 are also subject to manner of sale provisions, notice requirements and the availability of current public information about us.  Any person who is not deemed to have been our affiliate at any time during the 90 days preceding a sale, and who owns shares within the definition of “restricted securities” under Rule 144 under the Securities Act that were purchased from us, or any affiliate, at least one year previously, is entitled to sell such shares under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements.

Future sales of restricted common stock under Rule 144 or otherwise or of the shares could negatively impact the market price of our common stock.  We are unable to estimate the number of shares that may be sold in the future by our existing stockholders or the effect, if any, that sales of shares by such stockholders will have on the market price of our common stock prevailing from time to time.  Sales of substantial amounts of our common stock by existing stockholders could adversely affect prevailing market prices.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF SECURITIES

ERSD’s authorized capital stock consists of 100,000,000 shares of common stock, having a $0.00001 par value per share and 100,000,000 shares of preferred stock, having a $0.00001 par value per share.  On July 6, 2012, the board of directors approved an increase in the number of our authorized shares of common stock in a ratio of 6 for 1, thereby increasing the total authorized capital to 600,000,000 shares of common stock, having a $0.00001 par value per share and 600,000,000 shares of preferred stock, having a $0.00001 par value per share.

The holders of our common stock:

1.

Have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by our Board of Directors;

2.

Are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

3.

Do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and

4.

Are entitled to one vote per share on all matters on which stockholders may vote.

All shares of common stock now outstanding are fully paid for and non assessable and all shares of common stock which are the subject of this offering, when issued, will be fully paid for and non assessable.

The preferred stock may be divided into and issued in series. Our Board of Directors is authorized to divide the authorized shares of preferred stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes.  The Board of Directors is authorized, within any limitations prescribed by law and our Articles of Incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock.

The SEC has adopted rules that regulate broker/dealer practices in connection with transactions in penny stocks.  Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange system).  The penny stock rules require a broker/dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market.  The broker/dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker/dealer, and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account.  In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker/dealer must make a special written determination that a penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction.  These heightened disclosure requirements may have the effect of reducing the number of broker/dealers willing to make a market in our shares, reducing the level of trading activity in any secondary market that may develop for our shares, and accordingly, customers in our securities may find it difficult to sell their securities, if at all.

We have no current plans to neither issue any preferred stock nor adopt any series, preferences or other classification of preferred stock.  The Board of Directors is authorized to (i) provide for the issuance of shares of the authorized preferred stock in series and (ii) by filing a certificate pursuant to the law of Nevada, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, all without any further vote or action by the stockholders.  Any shares of issued preferred stock would have priority over the common stock with respect to dividend or liquidation rights.  Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of our Company without further action by the stockholders and may adversely affect the voting and other rights of the holders of common stock.

The issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal.  For instance, the issuance of a series of preferred stock might impede a business combination by including class voting rights that would enable the holder to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the stockholders.  In addition, under certain circumstances, the issuance of preferred stock could adversely affect the voting power of the holders of the common stock.  Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of our stockholders, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that potentially some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock.  The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of currently authorized stock, unless otherwise required by law or stock exchange rules.

Non-Cumulative Voting

Holders of shares of ERSD’s common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any of our directors.

Cash Dividends

As of the date of this current report, Eurasia Design, Inc. has not paid any cash dividends to stockholders.  The declaration of any future cash dividend will be at the discretion of our board of directors and will depend upon our earnings, if any, capital requirements and financial position, general economic conditions, and other pertinent conditions.  It is the present intention of Eurasia Design not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Transfer Agent and Registrar

Our independent stock transfer agent is Empire Stock Transfer, Inc. Their mailing address is 1859 Whitney Mesa Dr., Henderson, NV 89014 and their phone number is (702) 818-5898.

DISCLOSURE OF COMMISSION POSITION OF INDEMNIFICATION FOR SECURITIES ACT LIABILITIES

The Securities and Exchange Commission's Policy on Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Liability and Indemnification of Officers and Directors

Under our Articles of Incorporation, our directors are not liable for monetary damages for breach of fiduciary duty, except in connection with:

•

A breach of a director’s duty of loyalty to us or our stockholders;

•

Acts or omissions not in good faith or which involve intentional misconduct, fraud or a knowing violation of law;

•

A transaction from which a director received an improper benefit; or

•

An act or omission for which the liability of a director is expressly provided under Nevada law.

Our Articles of Incorporation and Bylaws require us to indemnify our officers and directors and other persons against expenses, judgments, fines and amounts incurred or paid in settlement in connection with civil or criminal claims, actions, suits or proceedings against such persons by reason of serving or having served as officers, directors, or in other capacities, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to our best interests and, in a criminal action or proceeding, if he had no reasonable cause to believe that his/her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to our best interests or that he or she had reasonable cause to believe his or her conduct was unlawful.  Indemnification as provided in our Bylaws will be made only as authorized in a specific case and upon a determination that the person met the applicable standards of conduct.  Insofar as the limitation of, or indemnification for, liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or persons controlling us pursuant to the foregoing, or otherwise, we have been advised that, in the opinion of the SEC, such limitation or indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Nevada Law

Pursuant to the provisions of Nevada Revised Statutes 78.751, the Corporation shall indemnify its directors, officers and employees as follows: Every director, officer, or employee of the Corporation shall be indemnified by the Corporation against all expenses and liabilities, including counsel fees, reasonably incurred by or imposed upon him/her in connection with any proceeding to which he/she may be made a party, or in which he/she may become involved, by reason of being or having been a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or enterprise, or any settlement thereof, whether or not he/she is a director, officer, employee or agent at the time such expenses are incurred, except in such cases wherein the director, officer, employee or agent is adjudged guilty of willful misfeasance or malfeasance in the performance of his/her duties; provided that in the event of a settlement the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of the Corporation.  The Corporation shall provide to any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the corporation, partnership, joint venture, trust or enterprise, the indemnity against expenses of a suit, litigation or other proceedings which is specifically permissible under applicable law.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

As a result of the Securities Exchange Agreement entered into on July 6, 2012, the Registrant issued an aggregate of 1,800,000 shares of common stock to Prince México.  The issuance of the shares to Prince México was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  The entity and its constituents are sophisticated investors who were familiar with the Registrant and its management and took the shares for investment without a view to distribution or resale.  All certificates issued contained a restrictive legend thereupon.

ITEM 5.03  AMENDMENT TO ARTICLES OF INCORPORATION

On July 6, 2012, the Registrant amended its articles of incorporation to change its name from Eurasia Design, Inc. to Prince Mexico & South America, Inc.  The actions were approved on July 6, 2012, by the consent of the majority stockholders, who represent 62.5% of the issued and outstanding common stock of the Registrant.

ITEM 5.06  CHANGE IN SHELL COMPANY STATUS

Management has determined that, as a result of the closing of the acquisition described under Item 2.01 of this Current Report on Form 8-K, the Registrant has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended. Please refer to Item 2.01 of this current report for a detailed description of the acquisition and the business of the Registrant following the acquisition.

ITEM 8.01  OTHER EVENTS

On July 6, 2012, the Board of Directors of the Registrant approved an increase in the Corporation’s authorized shares of stock, and correspondingly increasing the number of issued and outstanding shares on the basis of 6 for 1.  Resultantly, the Registrant’s current authorized capital, consisting of 100,000,000 shares of common stock, having a $0.00001 par value per share and 100,000,000 shares of preferred stock, having a $0.00001 par value per share, will be increased in a ratio of 6 for 1 to 600,000,000 shares of common stock, having a $0.00001 par value per share and 600,000,000 shares of preferred stock, having a $0.00001 par value per share.  In connection with the increase in authorized capital, the Registrant correspondingly increased the number of issued and outstanding common stock on the basis of six (6) “new” shares for each one (1) “old” share issued and outstanding.  The action is being treated as a 6:1 forward split and was undertaken pursuant to a unanimous written consent of the Board of Directors, without a meeting, notice or vote as provided in Nevada Revised Statutes 78.207.  As of July 6, 2012, prior to the 6:1 split, the Registrant had 6,016,700 shares issued and outstanding.  As of July 6, 2012, the payable date of the forward split, the Registrant will have a total of 36,100,200 post-split shares outstanding.  The par value per share, present shareholder ownership percentage and proportional voting power will remain unchanged by the stock split.

ITEM 9.01  EXHIBITS

(a) Financial Statements of Business Acquired.

Pursuant to Rule 8-04(b) of Regulation S-X (17 CFR 210.3-05(b)), the Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation, audited financial statements as of and for the years ended December 31, 2011 and 2010 are filed as exhibit 99.1 to this Current Report on Form 8-K.  Unaudited interim financial statements as of March 31, 2012 are filed herewith as Exhibit 99.2.

(b) Pro Forma Financial Information.

Pursuant to Rule 8-05 of Regulation S-X (17 CFR 210), the unaudited pro forma consolidated balance sheets and statements of operations of Linea Deportiva Prince México, S.A. de C.V., a Mexican corporation, for the periods ended December 31, 2011 and March 31, 2012, along with the notes to such unaudited pro forma consolidated financial information, are filed herewith as Exhibits 99.3 and 99.4.

(d) Exhibits.

Exhibit Number	Name and/or Identification of Exhibit

2.1	Share Exchange Agreement

2.2	Form of Articles of Merger

99.1	Audited Financial Statements of Linea Deportiva Prince México, S.A. de C.V. for the fiscal years ended December 31, 2011 and 2010

99.2	Unaudited Interim Financial Statements of Linea Deportiva Prince México, S.A. de C.V. for the quarter ended March 31, 2012

99.3	Unaudited Pro Forma Combined Financial Information of Linea Deportiva Prince México, S.A. de C.V. and Eurasia Design, Inc. for the year ended December 31, 2011

99.4	Unaudited Pro Forma Combined Financial Information of Linea Deportiva Prince México, S.A. de C.V. and Eurasia Design, Inc. for the interim period ended March 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCE MEXICO & SOUTH AMERICA, INC.
(Registrant)

Signature	Title	Date

/s/ Duncan A. Forbes, Mol. III	President and CEO	July 10, 2012
Duncan A. Forbes, Mol. III

/s/ Duncan A. Forbes, Mol. III	Secretary	July 10, 2012
Duncan A. Forbes, Mol. III

/s/ Duncan A. Forbes, Mol. III	Chief Financial Officer	July 10, 2012
Duncan A. Forbes, Mol. III